Acquisition of Argonaut Gold, Inc.	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Acquisition of Argonaut Gold, Inc.

6	ACQUISITION OF ARGONAUT GOLD INC
On July 12, 2024, the Company completed the acquisition of all of the issued and outstanding common shares of Argonaut not already held by Alamos ("Argonaut Transaction"). As part of the Argonaut Transaction, Alamos acquired Argonaut’s Magino mine, located adjacent to Alamos’ Island Gold mine in Ontario, Canada. Through the use of shared infrastructure, Alamos expects to benefit from immediate and long-term synergies. Argonaut’s assets in the United States and Mexico were spun out as a newly created junior gold producer named Florida Canyon Gold. Under the terms of the Transaction, shareholders of Argonaut received 0.0185 of a Class A common share of Alamos and 0.1 of a common share of Florida Canyon Gold in exchange for each issued and outstanding common share of Argonaut ("exchange ratio").
Alamos issued approximately 20.4 million Class A Shares representing an equity value of $360.1 million on a fully diluted basis (exclusive of the shares previously held by Alamos). Additionally, the Company previously held a 13.8% interest in Argonaut as a result of a CAD$50 million private placement, entered into in contemplation of the acquisition, and which closed on April 4, 2024. The 13.8% interest was revalued as of the date of close and a fair value in respect of the equity investment of $58.9 million was recognized as part of the purchase consideration. A realized gain of $26.1 million, previously recognized in accumulated other comprehensive income was reclassified to retained earnings.
Concurrent with the closing of the Argonaut Transaction, Alamos completed a $10 million private placement into Florida Canyon Gold, increasing Alamos’ equity interest in Florida Canyon Gold to 19.9%.
The Company has determined that the Argonaut Transaction represents a business combination, with Alamos identified as the acquirer. The Company has consolidated the operating results, cash flows and net assets of the Magino mine and other acquired assets from July 12, 2024. For the period from July 12, 2024 to December 31, 2024, the Magino mine contributed revenue of $81.2 million and incurred earnings before income taxes of $6.6 million. If the acquisition of Magino Mine had taken place on January 1, 2024, pro-forma consolidated revenue and earnings before income taxes for the Company would have been $1,441.2 million and $418.2 million, respectively, for the year ended December 31, 2024.
Acquisition and integration related costs of $9.3 million have been expensed and are presented as part of Other Loss (Note 20). As of December 31, 2024, the Company had not yet completed the analysis to assign fair values to all assets acquired and liabilities assumed, and therefore the purchase price allocation for Argonaut is preliminary. The preliminary purchase price allocation will be subject to further refinement and may result in material changes to the estimated fair value of assets acquired and liabilities assumed.
In particular, the Company will continue to evaluate new information about the facts and circumstances that existed as of the acquisition date pertaining to the fair value of mineral properties, inventories, plant and equipment, deferred tax asset, debt and lease liabilities. The purchase price allocation adjustments can be made throughout the end of the Company's measurement period, which is not to exceed one year from the acquisition date.
The Company will continue to evaluate new information about the facts and circumstances that existed as of the acquisition date, specifically as it pertains to the fair value of mineral property, reclamation provision, lease liabilities, inventories and deferred taxes, the finalization of which could result in recognition of goodwill.

Purchase price:
Fair value of 20.4 million Class A Common Shares issued by the Company (Note 18) (i)			$360.1
Fair value of 13.8% interest previously held in Argonaut (ii)			58.9
			$419.0

Net assets acquired:	Preliminary	Provisional Adjustments	Preliminary
Cash and cash equivalents	$6.7	$—	$6.7
Receivables and other assets	6.2	—	6.2
Inventories	38.6		38.6
Mineral properties (Note 9)	307.3		307.3
Plant and equipment (Note 9)(iii)	683.2		683.2
Deferred tax asset	61.2		61.2
Accrued liabilities and other liabilities	(88.7)	—	(88.7)
Debt (iv)(v)	(301.6)	1.9	(299.7)
Other long term liabilities	(2.7)	(1.9)	(4.6)
Derivative hedge liabilities (Note 12) (vi)	(226.0)	—	(226.0)
Lease liabilities	(47.2)		(47.2)
Decommissioning liability	(18.0)	—	(18.0)
	$419.0	$—	$419.0
(i) The fair value of the Class A Common Shares ("Common Shares") issued was determined using the Company's share price of C$24.02 and foreign exchange ratio of USD/CAD: 1.3616 at the close of transaction on July 12, 2024 (Note 18).
(ii) On July 12, 2024, the fair value of the 13.8% equity investment in Argonaut was bifurcated between the purchase price for the outstanding common shares of Argonaut and the cost base of the 19.99% equity investment in Florida Canyon Gold, based on the exchange ratio. The fair value on July 12, 2024 was determined using Argonaut's closing share price on July 12, 2024 of C$0.51; and foreign exchange ratio of USD/CAD: 1.3616.
(iii) Included in plant and equipment is $47.2 million of ROU assets (Note 9).
(iv) Debt is comprised of a term loan and revolving credit facility of $218.0 million, convertible debentures of $57.5 million, and an obligation related to gold prepayment of $24.2 million.
(v) During the third quarter, the Company repaid the term loan, revolving credit facility and accrued interest, the convertible debentures, the obligation related to gold prepayment, and certain other financial liabilities, totaling $308.3 million of cash payments.
(vi) The Company inherited Argonaut’s hedge book which included gold forward purchase contracts totaling 329,417 ounces between 2024 and 2027. The average forward prices on the contracts ranged between $1,821 and $1,860 per ounce. On July 15, 2024, the Company entered into a gold prepayment agreement ("gold prepayment"), in exchange for settlement of 179,417 ounces of the 2024 and 2025 forward sales contracts acquired from Argonaut (Note 12).